Exhibit 99.2

Third Quarter 2008 Earnings Presentation October 23, 2008 Gary Black Chief Executive Officer Jonathan Coleman Co-Chief Investment Officer Greg Frost Chief Financial Officer C-1008-101 1-15-09

2 Highlights • 3Q 2008 EPS from continuing operations of $0.16 versus $0.40 in 2Q 2008 and $0.29 in 3Q 2007 - 3Q 2008 included an $0.08 per share impairment charge on the Stanfield Victoria SIV, while 2Q 2008 included a one-time state tax benefit of $0.06 per share • Total company long-term net flows for 3Q 2008 of $(1.1) billion compared to $5.0 billion in 2Q 2008 - $(1.3) billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $0.2 billion • Assets Under Management (“AUM”) at September 30, 2008 of $160.5 billion down 16% versus June 30, 2008 - Challenging market environment contributed to $26.2 billion of market depreciation • Relative long-term mutual fund performance remains strong, despite short-term underperformance – 65%, 75%, and 83% of Janus’ mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5- year total return basis, respectively, as of September 30, 2008 (1) Note: (1) Performance reported as of 9/30/2008. Data presented reflects past performance, which is no guarantee of future results. Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 22 and 12, respectively. See p. 11 and 25-29 for complete Lipper rankings and Morningstar ratings.

3 $8.5 $11.7 $9.5 $9.4 $9.2 ($9.8) ($6.9) ($9.9) ($6.3) ($6.2) ($1.3) $4.8 ($0.4) $3.1 $2.9 ($16) ($8) $0 $8 $16 3Q07 4Q07 1Q08 2Q08 3Q08 $2.5 $6.2 $1.8 $4.0 $2.0 ($6.0) ($2.3) ($2.9) ($3.9) ($4.2) $0.2 $0.2 ($1.1) $0.1 ($2.2) ($10) ($5) $0 $5 $10 3Q07 4Q07 1Q08 2Q08 3Q08 $14.7 $14.2 $11.3 $13.4 $11.1 ($15.8) ($9.2) ($12.8) ($10.2) ($10.5) ($1.1) $5.0 ($1.5) $3.2 $0.7 ($24) ($12) $0 $12 $24 3Q07 4Q07 1Q08 2Q08 3Q08 3Q 2008 total company long-term net flows were $(1.1) billion Total Company Long-Term Flows (1,2) ($ in billions) INTECH Long-Term Flows (2) ($ in billions) Janus (ex-INTECH) Long-Term Flows (1,2) ($ in billions) Gross Redemptions Gross Sales Net Sales Notes: (1) Long-term flows depicted exclude all money market flows. (2) Annualized sales and redemption rates calculated as a percentage of beginning of period assets . 25% 28% 24% 33% 32% 23% 21% 27% 21% 35% 11% 23% 11% 16% 40% 24% 22% 17% 15% 39% 33% 31% 31% 41% 29% 23% 21% 32% 24% 33% Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate

4 $7.2 $9.6 $8.1 $7.9 $8.1 ($8.4) ($6.0) ($7.6) ($5.5) ($5.7) ($1.2) $3.5 $0.5 $2.4 $2.4 ($12) ($6) $0 $6 $12 3Q07 4Q07 1Q08 2Q08 3Q08 $5.0 $1.9 $0.9 $3.1 $1.5 ($4.6) ($1.8) ($3.2) ($2.8) ($2.6) ($1.1) $0.3 ($2.3) $0.0 $0.4 ($8) ($4) $0 $4 $8 3Q07 4Q07 1Q08 2Q08 3Q08 $2.4 $2.8 $2.3 $2.4 $1.5 ($2.8) ($1.4) ($2.0) ($1.9) ($2.1) ($0.4) $1.5 $0.3 $0.5 ($0.6) ($4) ($2) $0 $2 $4 3Q07 4Q07 1Q08 2Q08 3Q08 Unprecedented market challenges weighing on Retail Intermediary business Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 31% 27% 28% 35% 26% Annualized Redemption Rate Annualized Gross Sales Rate 22% 19% 26% 22% 30% Retail Intermediary (1) ($ in billions, AUM $91.6 billion) Institutional (1) ($ in billions, AUM $49.0 billion) International (1) ($ in billions, AUM $12.0 billion) 48% 74% 68% 90% 68% Annualized Redemption Rate Annualized Gross Sales Rate 64% 59% 59% 44% 78% 10% 20% 6% 14% 37% Annualized Redemption Rate Annualized Gross Sales Rate 17% 18% 21% 14% 34% Annualized Redemption Rate

5 ($36) ($24) ($12) $0 $12 $24 $36 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 Growth Value Growth minus Value Source: Confluence (2008) Growth returns underperform Value in 3Q 2008 and year-to-date 3Q 2008 returns meaningfully negative across indices Industry flows and performance reflect challenging market environment Source: Confluence (2008) Both Growth and Value flows were negative in 3Q 2008 (Quarterly net flows for domestic mutual funds in $ billions, 3Q2007 – 3Q 2008) Source: Strategic Insight, Simfund (2008) Equity funds post significant outflows in 3Q 2008 (Quarterly net flows for mutual funds in $ billions, 3Q 2007 – 3Q 2008) Source: Strategic Insight, Simfund (2008) Key Indices (Cumulative returns over designated periods) LTM YTD 3Q 2008 S&P 500® -22.0% -19.3% -8.4% Russell 1000® Growth -20.9% -20.3% -12.3% Russell 1000® Value -23.6% -18.9% -6.1% MSCI Worldsm -26.0% -24.2% -15.3% MSCI EAFE® -30.5% -29.3% -20.6% MSCI EAFE® Growth -28.5% -28.3% -21.9% MSCI EAFE® Value -32.6% -30.3% -19.1% -12.3% -20.3% -20.9% -6.1% -23.6% -18.9% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% LTM Return YTD Return 3Q 2008 Return Russell 1000® Growth Russell 1000® Value ($60) ($30) $0 $30 $60 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 Equity Fixed Income

6 Janus remains focused on delivering strong long-term performance • Janus mutual funds continue to outperform the majority of peers, particularly over longer time periods – 52%, 74%, and 79% of Janus-managed equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of September 30, 2008 (1) – 75% of Janus mutual funds had a 4 or 5 star Morningstar overall rating at September 30, 2008, based on risk-adjusted returns (1) – Among the 20 largest asset managers Janus ranked 6th, 7th, 4th and 4th, based on percent of funds in the top 2 Lipper quartiles on a 1-, 3-, 5-, and 10-year total return basis, respectively, as of September 30, 2008 (2) • INTECH’s performance remains strong (3) – 83%, 56%, 100%, and 100% of strategies have outperformed their respective benchmarks over the 1-, 3-, 5-, and 10-year periods, as of September 30, 2008 Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 9/30/2008. Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 11 and 25-29 for complete Lipper rankings and Morningstar ratings. (2) Rankings are for Janus Retail (“JIF”) and Janus Adviser Series (“JAD”) Class S Shares and are based on Lipper performance as disclosed by Simfund. Selected peer group is defined as the 20 largest Mutual Fund Asset Managers, based on end of period AUM, as of 9/30/2008. (3) Performance reported as of 9/30/2008, on an annualized basis and net of fees. See p. 30-32 for standardized INTECH performance.

7 75% percent of Janus mutual funds are outperforming peers on a 3- and 5-year total return basis (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5- year basis as of 9/30/2008. Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 22 and 12, respectively. (3) Janus-Managed Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 11 and 25-26 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All Janus Mutual Funds (2) Janus- Managed Equity Mutual Funds (3) 5-Year Basis 55% 63% 67% 50% 42% 33% 24% 19% 28% 23% 78% 86% 88% 86% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 53% 64% 67% 65% 63% 23% 23% 19% 17% 12% 87% 81% 77% 85% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 40% 51% 58% 61% 67% 31% 30% 29% 22% 15% 81% 83% 83% 87% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 72% 73% 73% 52% 32% 28% 20% 16% 27% 20% 93% 80% 100% 89% 52% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9 /30/07 12 /31/07 3 /31/08 6/30/08 9/30/08 1st Quartile 2nd Quartile 71% 76% 69% 69% 62% 18% 12% 19% 17% 13% 88% 86% 74% 89% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 1st Quartile 2nd Quartile 62% 68% 62% 26% 26% 26% 18% 18% 47% 59% 85% 85% 79% 88% 74% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 1st Quartile 2nd Quartile

The majority of INTECH's strategies are outperforming their benchmarks on a 1-, 3-, 5-, and 10-year basis

- Large Cap Growth and Enhanced Plus strategies have outperformed their benchmarks on a 1-year basis by 285 and 234 basis points, respectively, as of September 30, 2008 (1)
- Other strategies, including Large Cap Value, Global Core, International Equity and Market Neutral are outperforming respective benchmarks across time periods (1)

INTECH Product Strategy Batting Averages (2)
(Historical relative gross performance for composites over various rolling time periods)

As of 9/30/2008	Inception Date	1-year	3-year	5-year	10-year
Large Cap Growth	7/93	77%	92%	100%	100%
Enhanced Plus	7/87	75%	80%	86%	100%
Broad Large Cap Growth	11/00	73%	83%	100%	NA
Broad Enhanced Plus	4/01	65%	84%	100%	NA
Enhanced Index	4/98	78%	100%	100%	100%
Large Cap Core	8/01	69%	98%	100%	NA
Large Cap Value	7/93	67%	80%	87%	100%
Broad Large Cap Value	8/04	56%	67%	NA	NA
Global Core	1/05	91%	100%	NA	NA

Notes:
(1) Performance reported as of 9/30/2008, on an annualized basis and net of fees. See p. 30-32 for standardized INTECH performance.
(2) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 9/30/2008. Only composites for INTECH product strategies with at least a 3-year performance track record are shown.

8

Investments Jonathan Coleman Co-Chief Investment Officer

10 • While not immune to the decline in the market, Janus continues to perform ‘hands-on’ research and concentrate investments where it has a differentiated view • Risk management continues to play an integral role in the investment process, monitoring exposure and identifying unintended risks, while security selection resides with portfolio managers (1) - Increased focus on portfolio sensitivity and scenario analyses to identify potential impacts and correlation of further dislocations in the market • Strong investment talent and a collaborative environment are at the core of Janus’ investment process and are the keys to strong long-term relative performance - Analysts are organized across seven global sector teams to allow for deep and thorough knowledge of industries on a global basis - Formal weekly sector team meetings, daily debates, and continual interaction between analysts and portfolio managers facilitates thought-leadership - Despite current environment the investment team continues identifying investment ideas Fundamental bottom-up research has been at the core of our culture since 1969 Note: (1) Portfolio risk management includes an effort to monitor and manage risk, which should not be confused with and does not imply low risk or the ability to control risk.

While 1-year performance is challenging, the majority of JIF funds continue to outperform peers on 3-, 5-, and 10-year total return basis

Janus Investment Fund ("JIF")

Lipper Rankings Based on Total Returns as of 9/30/08

	9/30/08 AUM ($mms)	PM Inception	Lipper Category	1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
Growth Funds													
Janus Twenty Fund*	$ 9,368	Jan-08	Large-Cap Growth Funds	15	112 / 769	1	1 / 652	1	1 / 538	11	28 / 255	‡	
Janus Fund	$ 9,234	Oct-07	Large-Cap Growth Funds	57	436 / 769	29	184 / 652	34	181 / 538	46	117 / 255	‡	
Janus Orion Fund	$ 3,791	Dec-07	Multi-Cap Growth Funds	44	220 / 509	2	6 / 382	1	1 / 325	-	-	‡	
Janus Research Fund	$ 3,341	Jan-06	Large-Cap Growth Funds	66	504 / 769	14	87 / 652	7	36 / 538	9	21 / 255	15	98 / 673
Janus Enterprise Fund	$ 1,850	Oct-07	Mid-Cap Growth Funds	12	70 / 611	5	23 / 525	3	12 / 421	50	96 / 192	‡	
Janus Venture Fund*	$ 1,017	Jan-01	Small-Cap Growth Funds	93	555 / 597	48	233 / 494	34	133 / 399	50	97 / 195	33	97 / 297
Janus Triton Fund	$ 155	Jun-06	Small-Cap Growth Funds	40	236 / 597	5	22 / 494	-	-	-	-	3	15 / 526
Core Funds													
Janus Contrarian Fund	$ 5,278	Feb-00	Multi-Cap Core Funds	85	691 / 815	4	25 / 638	1	1 / 465	-	-	10	24 / 247
Janus Growth and Income Fund	$ 4,179	Nov-07	Large-Cap Core Funds	95	801 / 850	94	669 / 716	55	329 / 600	24	81 / 339	‡	
Janus Balanced Fund	$ 2,629	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	7	32 / 498	3	9 / 362	7	16 / 244	5	7 / 139	2	6 / 351
Janus Fundamental Equity Fund	$ 716	Nov-07	Large-Cap Core Funds	81	684 / 850	63	449 / 716	10	56 / 600	8	26 / 339	‡	
INTECH Risk-Managed Stock Fund	$ 308	Feb-03	Multi-Cap Core Funds	19	148 / 815	54	340 / 638	17	78 / 465	-	-	28	120 / 441
Global/International Funds													
Janus Overseas Fund*	$ 6,042	Jun-03	International Funds	85	969 / 1150	1	5 / 829	1	4 / 684	6	19 / 340	1	4 / 664
Janus Worldwide Fund	$ 2,632	Jun-04	Global Funds	85	387 / 458	77	270 / 352	98	270 / 277	88	115 / 131	89	262 / 296
Janus Global Life Sciences Fund	$ 785	Apr-07	Global Healthcare Biotechnology Funds	20	12 / 60	35	19 / 54	8	4 / 49	-	-	12	7 / 60
Janus Global Technology Fund	$ 700	Jan-06	Global Science & Technology Funds	2	1 / 95	17	15 / 90	27	21 / 78	-	-	17	15 / 90
Janus Global Research Fund	$ 227	Feb-05	Global Funds	48	219 / 458	8	25 / 352	-	-	-	-	3	8 / 321
Janus Global Opportunities Fund	$ 107	Jun-01	Global Funds	59	268 / 458	63	222 / 352	77	213 / 277	-	-	19	38 / 205
Value Funds													
Janus Mid Cap Value Fund - Inv(1)	$ 6,263	Aug-98	Mid-Cap Value Funds	3	8 / 359	2	5 / 275	8	16 / 209	3	2 / 73	3	2 / 68
Janus Small Cap Value Fund - Inv*(1)	$ 619	Feb-97	Small-Cap Core Funds	2	8 / 796	8	50 / 633	18	87 / 493	14	28 / 204	9	10 / 122
Income Funds													
Janus Flexible Bond Fund	$ 904	May-07	Intermediate Investment Grade Debt	5	27 / 565	5	22 / 462	11	40 / 395	22	43 / 198	10	50 / 537
Janus High-Yield Fund	$ 458	Dec-03	High Current Yield Funds	27	122 / 466	22	83 / 390	39	130 / 338	19	34 / 185	31	104 / 343
Janus Short-Term Bond Fund	$ 205	May-07	Short Investment Grade Debt	7	18 / 261	7	14 / 211	8	14 / 174	13	11 / 84	11	27 / 259
Asset Allocation Funds													
Janus Smart Portfolio-Growth(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Growth Funds	72	477 / 663	-	-	-	-	-	-	7	36 / 559
Janus Smart Portfolio-Moderate(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	49	244 / 498	-	-	-	-	-	-	9	31 / 384
Janus Smart Portfolio-Conservative(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	46	204 / 446	-	-	-	-	-	-	4	13 / 341

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics.
(2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

11

12 Senior Analysts Junior Analysts Associates End of Period AUM (1) $94 billion $258 billion Janus has expanded research capabilities by increasing the capacity of the investment team and broadening coverage Equity analyst team has grown and so has their support base Stock coverage has more than doubled since 2000 Note: (1) End of period AUM excludes assets managed by INTECH and Perkins. 400 579 756 100 1,335 500 0 500 1,000 1,500 12/31/2000 9/30/2008 Domestic Coverage International Coverage 27 37 10 20 67 27 0 25 50 75 12/31/2000 9/30/2008 Portfolio managers average nearly 15 years of industry experience 7.2 9.6 9.5 14.4 0 6 12 18 12/31/2000 9/30/2008 Years Years at Janus Years in Industry Average equity analyst experience has significantly increased since 2000 2.2 4.4 3.1 9.2 0 4 8 12 12/31/2000 9/30/2008 Years Years at Janus Years in Industry

Financials Greg Frost Chief Financial Officer

14 3Q 2008 Financial overview • 3Q 2008 EPS from continuing operations of $0.16 versus $0.40 in 2Q 2008 and $0.29 in 3Q 2007 - 3Q 2008 included an $0.08 per share impairment charge on the Stanfield Victoria SIV, while 2Q 2008 included a one-time state tax benefit of $0.06 per share - 3Q 2008 included a mark-to-market loss on seed capital investments of $0.04 per share, versus a mark-to-market gain of $0.01 per share in 2Q 2008 • Average AUM of $182.7 billion and revenue of $275.4 million down 8.7% and 9.5%, respectively, from 2Q 2008 • 3Q 2008 operating margin of 33.9% versus 34.5% in 2Q 2008 and 33.7% in 3Q 2007 – Operating expenses of $182.1 million in 3Q 2008 decreased 8.5% versus 2Q 2008, roughly in line with revenue, on lower compensation and other variable expenses • Repurchased $72 million of JNS stock in 3Q 2008 at an average price per share of $24.33

15 Janus is taking actions to align its cost structure • In light of global markets declining 30% - 40% year-to-date, management is taking immediate action to align the firm’s cost structure with lower AUM and revenues - Targeting annualized fixed and discretionary expense savings of approximately $40 - $45 million in 2009 - In addition, compensation and distribution expenses will flex with the business to maintain long-term target margins of approximately 30% • Stock buybacks will be suspended to preserve liquidity • Management believes these actions will not impede the company’s ability to achieve long-term strategic objectives • $25 - $30 million • $15 million • 4Q 2008 severance of $7 million Targeted Annualized Expense Reductions General & Administrative Staffing Reduction Operating Expense Items

16 Janus is positioned to address the challenging environment and is taking proactive actions to adjust cost structure • Long-term relative performance remains strong as a result of significant investments in research and risk management (1) • Despite market headwinds, we believe Janus is positioned for long-term success - Diversified global distribution capabilities focusing on intermediary and institutional channels - Broadened product set with new Janus-managed Global and International products - Leveraging INTECH’s risk-managed platform to address market demand for Large Cap Value, Global/International and Alternative products - Acquisition of a majority stake in Perkins will pave the way for the build-out of a fundamental value platform • Taking immediate action to align the firm’s cost structure with lower AUM and revenues • Janus is committed to managing the business for long-term success - Focused on servicing and delivering for clients, while leveraging past investments Past performance is no guarantee of future results. Note: (1) References r elative mutual fund performance for the 3-, 5-, and 10- year periods as of 9/30/2008. Str ong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative. See p. 11 and 25-32 for complete Lipper rankings, Morningstar ratings and INTECH performance.

Appendix

18 AUM by investment discipline and distribution channel Value ($10.9bn) Retail Intermediary ($93.7bn) $160.5 billion in AUM as of 9/30/08 By Investment Discipline By Distribution Channel Growth / Blend ($66.2bn) Money Market ($7.9bn) Global / International ($15.7bn) Fixed Income ($3.4bn) Mathematical ($55.6bn) Institutional ($54.8bn) International ($12.0bn) Alternative ($0.8bn) 0% 2% 7% 5% 10% 41% 35% 8% 58% 34%

19 $84 $84 $1,698 $376 $869 $281 $829 $493 $293 234.4 216.0 193.5 166.3 157.9 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2004 2005 2006 2007 2008 - YTD Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Stock Buybacks in Period EOP Shares Outstanding Continuing to return excess cash to shareholders • 3Q 2008 buyback activity – $72 million of repurchases – 3.0 million shares repurchased – $24.33 average price per share – 1.7% net share reduction (1) • 34.0% net share reduction since June 30, 2004 Janus cumulative stock buyback activity since 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $84 $376 $869 $1,698 2.1% 9.7% 19.2% 30.5% 34.0% Cumulative net share reduction (2) Notes: (1) Net share reduction takes into account 3Q 2008 stock buyback activity and net issuances relating to stock option exercises, restricted stock grants, and the company’s employee share purchase plan. (2) Cumulative net share reduction calculated as end of period shares outstanding divided by 239.4 million; the number of shares outstanding as of June 30, 2004. $1,979

3Q 2008 EPS from continuing operations of $0.16

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended September 30, 2008	Quarter Ended June 30, 2008	Variance (%)	Quarter Ended September 30, 2008	Quarter Ended September 30, 2007	Variance (%)
Average AUM ($ in billions)	**$ 182.7**	**$ 200.1**	**-8.7%**	**$ 182.7**	**$ 193.5**	**-5.6%**
Continuing operations [1]						
Revenue	$ 275.4	$ 304.2	-9.5%	$ 275.4	$ 284.6	-3.2%
Operating expenses	182.1	199.1	-8.5%	182.1	188.8	-3.5%
Operating income	93.3	105.1	-11.2%	93.3	95.8	-2.6%
Investment management operating margin	33.9%	34.5%		33.9%	33.7%	
Interest expense	(18.9)	(18.8)	0.5%	(18.9)	(18.9)	n/a
Investment gains (losses), net	(32.3)	3.0	n/a	(32.3)	0.5	n/a
Other income, net	1.4	1.0	40.0%	1.4	8.4	-83.3%
Income tax provision	(17.2)	(23.8)	-27.7%	(17.2)	(32.0)	-46.3%
Equity earnings of unconsolidated affiliate	2.5	2.3	8.7%	2.5	1.9	31.6%
Minority interest in consolidated earnings	(2.8)	(3.2)	-12.5%	(2.8)	(4.9)	-42.9%
Net income from continuing operations	**26.0**	**65.6**	**-60.4%**	**26.0**	**50.8**	**-48.8%**
Net income (loss) from discontinued operations [2]	(0.6)	0.7	n/a	(0.6)	(38.6)	n/a
Net income	**$ 25.4**	**$ 66.3**	**-61.7%**	**$ 25.4**	**$ 12.2**	**n/a**
Diluted earnings per share [3]						
Continuing operations	**$ 0.16**	**$ 0.40**	**-59.3%**	**$ 0.16**	**$ 0.29**	**-44.2%**
Discontinued operations	-	-	n/a	-	(0.22)	n/a
Diluted earnings per share	**$ 0.16**	**$ 0.41**	**-60.3%**	**$ 0.16**	**$ 0.07**	**n/a**
Weighted average diluted shares outstanding (in millions)	**159.6**	**162.4**	**-1.7%**	**159.6**	**173.9**	**-8.2%**

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded and therefore totals may not foot.

20

Operating margins were down slightly quarter-over-quarter as expenses decreased relatively in line with revenues

Continuing Operations

($ in millions, except AUM and per share)	Quarter Ended September 30, 2008	Quarter Ended June 30, 2008	Variance (%)	Quarter Ended September 30, 2008	Quarter Ended September 30, 2007	Variance (%)
Average AUM ($ in billions)	**$ 182.7**	**$ 200.1**	**-8.7%**	**$ 182.7**	**$ 193.5**	**-5.6%**
Revenue						
Investment management fees	$ 218.9	$ 239.8		$ 218.9	$ 228.5	
Performance fees [1]	8.8	11.6		8.8	5.1	
Other	47.7	52.8		47.7	51.0	
Total revenue	275.4	304.2	**-9.5%**	275.4	284.6	**-3.2%**
Basis points						
Investment management fees	*47.5*	*48.1*		*47.5*	*46.9*	
Investment management fees and performance fees	*49.4*	*50.4*		*49.4*	*47.9*	
Operating expenses						
Employee compensation and benefits	81.2	91.6		81.2	91.1	
Long-term incentive compensation	10.7	12.5		10.7	13.8	
Marketing and advertising	8.0	8.7		8.0	6.5	
Distribution	36.5	38.2		36.5	35.4	
Depreciation and amortization	10.1	10.7		10.1	8.9	
General, administrative and occupancy	35.6	37.4		35.6	33.1	
Total operating expense	**182.1**	**199.1**	**-8.5%**	**182.1**	**188.8**	**-3.5%**
Operating income	**$ 93.3**	**$ 105.1**	**-11.2%**	**$ 93.3**	**$ 95.8**	**-2.6%**
Operating margin	**33.9%**	**34.5%**		**33.9%**	**33.7%**	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 22.

21

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1]
(AUM $ in millions, performance fees $ in thousands)

	EOP AUM 9/30/2008	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	3Q 2008 P&L Impact of Performance Fees
Contrarian Funds [3]						
Janus Contrarian Fund	$5,278.5	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$2,249.7
Janus Adviser Contrarian Fund	$280.4	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$48.8
Worldwide Funds [3]						
Janus Worldwide Fund	$2,632.2	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($1,602.1)
Janus Adviser Worldwide Fund	$100.7	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($61.4)
Janus Aspen Worldwide Growth Portfolio	$836.0	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($515.8)
Research Fund [3]						
Janus Research Fund	$3,341.5	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	$1,560.4
Global Research Fund						
Janus Global Research Fund [4,5]	$226.9	Russell 1000® Index / MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$64.8
Janus Adviser Global Research Fund [6]	$5.1	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	N/A
Global Real Estate [6]						
Janus Adviser Global Real Estate Fund	$6.5	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	N/A
International Equity Fund [7]						
Janus Adviser International Equity Fund	$135.0	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$17.3
International Forty Fund [8]						
Janus Adviser International Forty Fund	$1.7	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	N/A
Risk-Managed Funds [5]						
INTECH Risk-Managed Stock Fund	$307.8	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($132.9)
Janus Adviser INTECH Risk-Managed Core Fund	$98.8	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($39.2)
Janus Aspen INTECH Risk-Managed Core Portfolio	$27.9	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($7.5)
Mid Cap Value Funds [3,9]						
Janus Mid Cap Value Fund	$6,740.0	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$1,218.8
Janus Adviser Mid Cap Value Fund	$1,243.1	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$111.6
Janus Aspen Mid Cap Value Portfolio	$79.4	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$14.1
Total	$21,341.5					$2,926.7

Please refer to footnotes on p. 23.

22

23 Mutual funds with performance-based advisory fees (cont’d) Notes: (1) The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. (2) Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. (3) The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. (4) Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. (5) The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. (6) The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. (7) The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. (8) The performance measurement period began on 6/1/2008 and the performance adjustment will be implemented as of 6/1/2009. (9) Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

24 LTI amortization schedule Notes: (1) Schedule reflects LTI awards granted as of 9/30/2008. (2) Includes reduction in expense related to estimated forfeitures. (3) 2008 EPS growth for the 2007 grant is calculated excluding the $7 million decrease related to the 2002 5% grant becoming fully amortized in 2007. (4) Grants do not include performance based acceleration and vest on a pro rata basis. Full-Year 2008 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 0% - $ - $ - $ - $ - $ - $ - $ 2006 grant 10% 3.6 3.6 3.6 3.6 3.6 3.6 3.6 2007 grant (3) 55% 16.6 7.8 9.2 10.7 12.2 13.6 15.1 2008 grant (4) 100% 42.0 Retention / Success ion grants Janus investment team (4) 100% 18.9 INTECH (4) 100% 10.0 All other (5) n/a 51.6 15.1 15.6 16.0 16.5 16.9 17.4 Grants vest over 10 years Grants vest over 3 years 2008 EPS Growth Assumptions Grants vest over 4 years

Four Janus-managed JAD funds across four different Lipper categories are ranked in the top quartile on a 3-, 5-, and 10-year total return basis

Janus Adviser Series ("JAD") Class S Shares

		9/30/08 AUM ($mms)	PM Inception	Lipper Category	Lipper Rankings Based on Total Returns as of 9/30/08 — 1-Year: Percentile Rank (%)	1-Year: Rank / Total Funds	3-Year: Percentile Rank (%)	3-Year: Rank / Total Funds	5-Year: Percentile Rank (%)	5-Year: Rank / Total Funds	10-Year: Percentile Rank (%)	10-Year: Rank / Total Funds	Since PM Inception: Percentile Rank (%)	Since PM Inception: Rank / Total Funds
Growth Funds														
Forty Fund	$	2,715	Jan-08	Large-Cap Growth Funds	23	172 / 769	1	3 / 652	1	2 / 538	1	1 / 255	‡	
Mid Cap Growth Fund	$	215	Oct-07	Mid-Cap Growth Funds	10	58 / 611	5	26 / 525	4	13 / 421	52	99 / 192	‡	
Large Cap Growth Fund	$	103	Oct-07	Large-Cap Growth Funds	56	429 / 769	38	245 / 652	45	238 / 538	41	103 / 255	‡	
INTECH Risk-Managed Growth Fund	$	57	Jan-03	Multi-Cap Growth Funds	35	175 / 509	70	267 / 382	71	231 / 325	-	-	77	234 / 306
Orion Fund	$	10	Dec-07	Mid-Cap Growth Funds	43	258 / 611	3	12 / 525	-	-	-	-	‡	
Small-Mid Growth Fund	$	0	Jun-06	Small-Cap Growth Funds	46	273 / 597	6	25 / 494	-	-	-	-	5	22 / 526
Core Funds														
Balanced Fund	$	482	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	7	30 / 498	4	12 / 362	9	20 / 244	3	4 / 139	3	9 / 351
Growth and Income Fund	$	79	Nov-07	Large-Cap Core Funds	97	819 / 850	97	692 / 716	73	437 / 600	14	45 / 339	‡	
Fundamental Equity Fund	$	35	Nov-07	Large-Cap Core Funds	79	667 / 850	63	446 / 716	11	64 / 600	8	24 / 339	‡	
Small Company Value Fund	$	26	Mar-02	Small-Cap Core Funds	59	465 / 796	36	226 / 633	50	244 / 493	-	-	24	99 / 414
INTECH Risk-Managed Core Fund	$	10	Jan-03	Multi-Cap Core Funds	20	159 / 815	57	360 / 638	19	86 / 465	-	-	25	107 / 432
Contrarian Fund	$	7	Aug-05	Multi-Cap Core Funds	85	687 / 815	12	75 / 638	-	-	-	-	3	15 / 629
Global/International/ Funds														
International Growth Fund *	$	1,142	Jun-03	International Funds	56	636 / 1150	1	2 / 829	1	3 / 684	6	18 / 340	1	3 / 664
Worldwide Fund	$	72	Jun-04	Global Funds	85	389 / 458	83	292 / 352	99	273 / 277	85	111 / 131	91	269 / 296
International Equity Fund	$	3	Nov-06	International Funds	13	147 / 1150	-	-	-	-	-	-	8	71 / 1010
INTECH Risk-Managed International Fund	$	2	May-07	International Funds	38	429 / 1150	-	-	-	-	-	-	36	392 / 1105
Value Funds														
Mid Cap Value Fund	$	190	Dec-02	Mid-Cap Value Funds	3	8 / 359	1	2 / 275	9	17 / 209	-	-	13	26 / 202
INTECH Risk-Managed Value Fund	$	0	Dec-05	Multi-Cap Value Funds	29	117 / 416	-	-	-	-	-	-	35	116 / 334
Alternative Funds														
Long/Short Fund *	$	22	Aug-06	Long/Short Equity Funds	39	31 / 79	-	-	-	-	-	-	30	15 / 50
Income Funds														
Flexible Bond Fund	$	38	May-07	Intermediate Investment Grade Debt	5	25 / 565	8	34 / 462	16	61 / 395	21	41 / 198	9	44 / 537
Floating Rate High Income Fund	$	1	May-07	Loan Participation Funds	29	22 / 75	-	-	-	-	-	-	31	22 / 70
High-Yield Fund	$	1	Aug-05	High Current Yield	24	110 / 466	26	100 / 390	-	-	-	-	31	119 / 390

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

25

Six Janus-managed JAS funds across six different Lipper categories are ranked in the top quartile on a 1-, 3-, and 5-year total return basis

Janus Aspen Series ("JAS") Institutional Shares

					Lipper Rankings Based on Total Returns as of 9/30/08									
					1-Year		*3-Year*		*5-Year*		*10-Year*		*Since PM Inception*	
		9/30/08 AUM ($mms)	*PM Inception*	*Lipper Category*	*Percentile Rank (%)*	*Rank / Total Funds*	*Percentile Rank (%)*	*Rank / Total Funds*	*Percentile Rank (%)*	*Rank / Total Funds*	*Percentile Rank (%)*	*Rank / Total Funds*	*Percentile Rank (%)*	*Rank / Total Funds*
Growth Funds														
Forty Portfolio	$	543	Jan-08	VA Large-Cap Growth	24	49 / 207	1	1 / 192	1	1 / 177	2	1 / 61	‡	
Large Cap Growth Portfolio	$	470	Oct-07	VA Large-Cap Growth	42	86 / 207	20	38 / 192	40	70 / 177	54	33 / 61	‡	
Mid Cap Growth Portfolio	$	415	Oct-07	VA Mid-Cap Growth	11	15 / 147	3	3 / 135	5	6 / 121	40	16 / 40	‡	
Core Funds														
Balanced Portfolio	$	1,057	Apr-05	VA Mixed-Asset Target Alloc. Mod.	8	11 / 154	2	2 / 110	7	5 / 78	7	3 / 48	1	1 / 100
Growth and Income Portfolio	$	26	Nov-07	VA Large-Cap Core	95	199 / 209	95	176 / 186	64	108 / 170	9	7 / 84	‡	
Fundamental Equity Portfolio	$	9	Nov-07	VA Large-Cap Core	80	166 / 209	74	137 / 186	13	22 / 170	5	4 / 84	‡	
Global/International Funds														
Worldwide Growth Portfolio	$	706	Jun-04	VA Global	86	93 / 108	80	65 / 81	96	70 / 72	84	31 / 36	90	70 / 77
International Growth Portfolio*	$	573	Jun-03	VA International	87	217 / 249	1	1 / 217	1	1 / 196	6	5 / 96	1	1 / 194
Global Life Sciences Portfolio	$	3	Oct-04	VA Health/Biotechnology	25	9 / 35	21	7 / 33	7	2 / 28	-	-	4	1 / 32
Global Technology Portfolio	$	3	Jan-06	VA Science & Technology	11	6 / 57	15	8 / 53	24	12 / 50	-	-	19	10 / 53
Value Funds														
Mid Cap Value Portfolio	$	17	May-03	VA Mid-Cap Value	2	1 / 73	2	1 / 66	2	1 / 54	-	-	2	1 / 53
Income Funds														
Flexible Bond Portfolio	$	304	May-07	VA Intermediate Investment Grade Debt	10	6 / 64	13	7 / 57	15	8 / 53	8	2 / 24	19	12 / 64

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

26

JIF Morningstar Rating™ based on risk-adjusted returns as of September 30, 2008

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1489	★★★	1489	★★★	1222	★★★	590
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★★	835	★★★★★	835	★★★★★	687	★★	334
Janus Growth and Income Fund	Large Growth Funds	★★★	1489	★★	1489	★★★	1222	★★★★	590
Janus Research Fund	Large Growth Funds	★★★★	1489	★★★★	1489	★★★★	1222	★★★	590
Janus Twenty Fund [1]	Large Growth Funds	★★★★	1489	★★★★★	1489	★★★★★	1222	★★★	590
Janus Venture Fund [1]	Small Growth Funds	★★★	695	★★★	695	★★★	571	★★	280
Janus Overseas Fund [1]	Foreign Large Growth Funds	★★★★★	181	★★★★★	181	★★★★★	153	★★★★	70
Janus Balanced Fund	Moderate Allocation Funds	★★★★★	944	★★★★★	944	★★★★★	723	★★★★	427
Janus Fundamental Equity Fund	Large Blend Funds	★★★★	1719	★★	1719	★★★★	1353	★★★★	667
Janus Mid Cap Value Fund - Investor Shares [2]	Mid-Cap Value Funds	★★★★★	328	★★★★★	328	★★★★★	224	★★★★★	78
Janus Small Cap Value Fund - Investor Shares [1,2]	Small Value Funds	★★★★	335	★★★★★	335	★★★★	267	★★★★	117
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	984	★★★★★	984	★★★★	848	★★★★	456
Janus High-Yield Fund	High Yield Bond Funds	★★★★	475	★★★★	475	★★★	408	★★★★	233
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★★★	378	★★★★★	378	★★★★★	317	★★★★	164
Janus Worldwide Fund	World Stock Funds	★	485	★★	485	★	401	★	216
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	835	★★★★★	835	★★★★★	687		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★★	184	★★★	184	★★★★	167		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★★	246	★★★★	246	★★★★	221		N/A
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1719	★★★	1719	★★★★	1353		N/A
Janus Contrarian Fund	Large Blend Funds	★★★★★	1719	★★★★	1719	★★★★★	1353		N/A
Janus Global Opportunities Fund	World Stock Funds	★★	485	★★★	485	★★	401		N/A
Janus Triton Fund	Small Growth Funds	★★★★★	695	★★★★★	695		N/A		N/A
Janus Global Research Fund	World Stock Funds	★★★★	485	★★★★	485		N/A		N/A
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**78.3%**		**65.2%**		**71.4%**		**60.0%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Notes: [1]Closed to new investors. [2]Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

27

JAD Morningstar Rating™ based on risk-adjusted returns as of September 30, 2008

Janus Adviser Series ("JAD") Class S Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	944	★★★★★	944	★★★★★	723	★★★★★	427
Fundamental Equity Fund	Large Blend Funds	★★★★	1719	★★	1719	★★★★	1353	★★★★	667
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	984	★★★★	984	★★★★	848	★★★★	456
International Growth Fund	Foreign Large Growth Funds	★★★★★	181	★★★★★	181	★★★★★	153	★★★★	70
Forty Fund	Large Growth Funds	★★★★★	1489	★★★★★	1489	★★★★★	1222	★★★★★	590
Growth & Income Fund	Large Growth Funds	★★★	1489	★	1489	★★★	1222	★★★★	590
International Growth Fund (1)	Foreign Large Growth Funds	★★★★★	181	★★★★★	181	★★★★★	153	★★★★	70
Large Cap Growth Fund	Large Growth Funds	★★★	1489	★★★	1489	★★★	1222	★★★	590
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★★	835	★★★★★	835	★★★★★	687	★★	334
Worldwide Fund	World Stock Funds	★★	485	★★	485	★	401	★★	216
Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	328	★★★★★	328	★★★★★	224		N/A
Risk-Managed Core Fund	Large Blend Funds	★★★★	1719	★★★	1719	★★★★	1353		N/A
Risk-Managed Growth Fund	Large Growth Funds	★★★	1489	★★★	1489	★★★	1222		N/A
Small Company Value Fund	Small Value Funds	★★★	335	★★★	335	★★★	267		N/A
Contrarian Fund	Large Blend Funds	★★★★	1719	★★★★	1719		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	★★★★★	835	★★★★★	835		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	★★★★★	835	★★★★★	835		N/A		N/A
High-Yield Fund	High Yield Bond Funds	★★★★	475	★★★★	475		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**72.2%**		**61.1%**		**64.3%**		**70.0%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Note: (1)Closed to new investors.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

28

JAS Morningstar Rating™ based on risk-adjusted returns as of September 30, 2008

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	944	★★★★★	944	★★★★★	723	★★★★★	427
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	984	★★★★★	984	★★★★★	848	★★★★	456
Forty Fund	Large Growth Funds	★★★★★	1489	★★★★	1489	★★★★★	1222	★★★★★	590
Fundamental Equity Fund	Large Blend Funds	★★★★	1719	★★	1719	★★★★	1353	★★★★	667
Growth & Income Fund	Large Growth Funds	★★★	1489	★★	1489	★★★	1222	★★★★	590
International Growth Fund [1]	Foreign Large Growth Funds	★★★★★	181	★★★★★	181	★★★★★	153	★★★★	70
Worldwide Fund	World Stock Funds	★★	485	★★★	485	★	401	★★	216
Global Life Sciences Fund	Specialty-Health Funds	★★★★	184	★★★★	184	★★★★	167		N/A
Global Technology Fund	Specialty-Technology Funds	★★★★	246	★★★★	246	★★★★	221		N/A
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**77.8%**		**66.7%**		**77.8%**		**85.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Note: [1]Closed to new investors.

Ratings are for the Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong long-term relative performance is not indicative of positive fund returns. Year-to-date absolute performance for most funds is negative.

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Latest INTECH standardized performance [1]

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 9/30/08				
		1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	(16.59)	(0.33)	5.66	6.31	12.40
S&P 500® / Citigroup Growth Index		(19.44)	0.05	3.57	1.23	8.03
Difference versus S&P 500® / Citigroup Growth Index		2.85	(0.38)	2.09	5.08	4.37
Enhanced Plus Composite	7/87	(19.64)	0.56	6.84	5.46	10.22
S&P 500® Index		(21.98)	0.22	5.17	3.06	8.98
Difference versus S&P 500® Index		2.34	0.34	1.67	2.40	1.24
Broad Large Cap Growth Composite	11/00	(22.12)	(1.61)	4.29	--	(1.83)
Russell 1000® Growth Index		(20.88)	0.05	3.74	--	(4.95)
Difference versus Russell 1000® Growth Index		(1.24)	(1.66)	0.55	--	3.12
Broad Enhanced Plus Composite	4/01	(20.75)	(0.18)	6.25	--	3.88
Russell 1000® Index		(22.10)	0.13	5.49	--	2.30
Difference versus Russell 1000® Index		1.35	(0.31)	0.76	--	1.58
Enhanced Index Composite	4/98	(20.22)	0.65	5.99	4.06	3.29
S&P 500® Index		(21.98)	0.22	5.17	3.06	2.21
Difference versus S&P 500® Index		1.76	0.43	0.82	1.00	1.08
Large Cap Core Composite	8/01	(19.36)	(0.35)	7.55	--	3.69
S&P 500® Index		(21.98)	0.22	5.17	--	1.29
Difference versus S&P 500® Index		2.62	(0.57)	2.38	--	2.40
Broad Large Cap Value Composite	8/04	(20.90)	0.21	--	--	5.45
Russell 1000® Value Index		(23.56)	0.09	--	--	4.57
Difference versus Russell 1000® Value Index		2.66	0.12	--	--	0.88
Global Core Composite	1/05	(22.13)	2.99	--	--	5.26
MSCI Developed World® Index		(25.62)	1.27	--	--	2.76
Difference versus MSCI Developed World® Index		3.49	1.72	--	--	2.50
Large Cap Value Composite	7/93	(21.37)	1.26	8.63	7.47	10.44
S&P 500® / Citigroup Value Index		(24.50)	0.32	6.72	4.58	8.53
Difference versus S&P 500® / Citigroup Value Index		3.13	0.94	1.91	2.89	1.91

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 32.

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31 Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1- year are annualized. See notes to performance on p. 32. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) International Equity 11/06 (28.56) -- -- -- (3.66) MSCI EAFE® Index (30.12) -- -- -- (8.51) Difference versus MSCI EAFE® Index 1.56 -- -- -- 4.85 Long/Short Market Neutral 12/06 8.09 -- -- -- 4.93 LIBOR 3-Month Rate 3.45 -- -- -- 4.32 Difference versus LIBOR 3-Month Rate 4.64 -- -- -- 0.61 Broad Large Cap Core (130/30) 1/07 (23.16) -- -- -- (10.59) Russell 1000® Index (22.10) -- -- -- (8.78) Difference versus Russell 1000® Index (1.06) -- -- -- (1.81) Annualized Returns (%) for Periods Ended 9/30/08

32 Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio’s benchmark was the S&P 500®/Barra Growth Index (the “Barra Index”). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the “Citigroup Index”) to resemble the portfolio’s composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio’s benchmark was the S&P 500®/Barra Value Index (the “Barra Index”). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the “Citigroup Index”) to resemble the portfolio’s composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

33 Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

34 Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE®Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (10/08) Other important disclosures